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                                                                   Exhibit 10.32




















                           U.S.I. HOLDINGS CORPORATION
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                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN
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                              U.S.I. HOLDINGS CORP.
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                 1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN
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Section                                                           Page

        1. Purposes ...............................................  1

        2. Definitions ............................................  1

        3. Administration .........................................  4

           (a) Authority of the Committee .........................  4
           (b) Manner of Exercise of Committee Authority ..........  6
           (c) Limitation of Liability ............................  7

        4. Shares Subject to the Plan .............................  7

        5. Specific Terms of Awards ...............................  9

           (a) General ............................................  9
           (b) Options ............................................ 10
           (c) SARs ............................................... 11
           (d) Restricted Shares .................................. 12
           (e) Restricted Share Units ............................. 14
           (f) Performance Shares and Performance Units ........... 15
           (g) Dividend Equivalents ............................... 17
           (h) Other Share-Based Awards ........................... 17

        6. Certain Provisions Applicable to Awards ................ 18

           (a) Stand-Alone, Additional, Tandem and
                Substitute Awards ................................. 18
           (b) Terms of Awards .................................... 19
           (c) Form of Payment Under Awards ....................... 19
           (d) Nontransferability ................................. 20

        7. Limitation on Awards ................................... 20

           (a) Limitation on Exercise ............................. 20
           (b) Restrictions on Transfer of Shares ................. 21

                                      -i-

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Section                                                           Page

        8. General Provisions ..................................... 22

           (a) Conmliance with Legal and Trading Requirements ..... 22
           (b) No Right to Continued Employment or Service ........ 23
           (c) Taxes .............................................. 23
           (d) Changes to the Plan and Awards ..................... 24
           (e) No Rights to Awards; No Shareholder Rights ......... 24
           (f) Unfunded Status of Awards .......................... 25
           (g) Nonexclusivity of the Plan ......................... 25
           (h) No Compensation for Benefit Plan ................... 26
           (i) No Fractional Shares ............................... 26
           (j) Governing Law ...................................... 26
           (k) Effective Date; Plan Termination ................... 26
           (1) Titles and Headings ................................ 27

                                      -ii-

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                           U.S.I. HOLDINGS CORPORATION
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                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN
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     1. Purposes. The purposes of the 1995 Long Term Incentive and Share Award
Plan are to advance the interests of U.S.I. Holdings Corporation, its Subsidiaries and its shareholders by providing a means to attract, retain and motivate employees and directors of, and advisors and consultants to, the Company and its Subsidiaries upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          (b) "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Employee under the Plan.

          (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

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                                      -2-

               (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by such Eligible Employee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Employee, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

               (e) "Board" means the Board of Directors of the Company.

               (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

               (g) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

               (h) "Company" means U.S.I. Holdings Corporation, a corporation organized under the laws of Delaware, or any successor corporation.

               (i) "Dividend Equivalent" has the meaning set forth in Section 5(g).

               (j) "Eligible Employee" means an employee or director of, or advisor or consultant to, the Company or any of its Subsidiaries and Affiliates, who is responsible for or contributes to the management, growth and/or profitability of the business of the Company or any of its Subsidiaries or Affiliates.

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                                       -3-

               (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

               (l) "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee and as evidenced in the Award Agreement related to such Share or other property.

               (m) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

               (n) "NQSO" means any Option that is not an ISO.

               (o) "Option" has the meaning set forth in Section 5(b).

               (p) "Other Share-Based Award" means a right granted under Section 5(h).

               (q) "Participant" means an Eligible Employee who has been granted an Award under the Plan.

               (r) "Performance Share" means a performance share granted under
          Section 5(f).

               (s) "Performance Unit" means a performance unit granted under
          Section 5(f).

               (t) "Plan" means this 1994 Long Term Incentive and Share Award Plan.

               (u) "Restricted Shares" means an Award of Shares under Section 5(d).

               (v) "Restricted Share Unit" means a right granted under Section 5(e).



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                                      -4-

     (w) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (x) "SAR" or "Share Appreciation Right" means a right granted under Section 5(c).

     (aa) "Shares" means common stock, $.01 par value per share, of the Company.

     (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     3. Administration.

     (a) Authority of the Committee. Except as provided in Section 7, the Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to select Eligible Employees to whom Awards may be granted;

          (ii) to designate Affiliates;

          (iii) to determine the type or types of Awards to be granted to each Eligible Employee;

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                                        -5-

               (iv) to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any methods or procedures for determining Fair Market Value, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

               (v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, exchanged, or surrendered;

               (vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Employee;

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                                       -6-

               (vii) to prescribe the form of each Award Agreement, which need not be identical for each Eligible Employee;

               (viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary, or advisable to administer the Plan;

               (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

               (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

          (b) Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Employees, any person claiming any rights under the Plan from or through any Eligible Employee, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary or Affiliate the authority,

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                                       -7-

subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any director (acting in his capacity as director), officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     4. Shares Subject to the Plan.

     (a) Subject to adjustment as hereinafter provided, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 1,000,000. No Award may be granted if the number of Shares issuable pursuant to an Award, when added to the number of Shares previously issued under the Plan, exceeds the number

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                                       -8-

of Shares reserved under the preceding sentence. If any Shares issued pursuant to an Award are forfeited, cancelled, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan; provided, however, that in the case of forfeiture, cancellation, exchange or surrender of Restricted Shares or Restricted Share Units with respect to which dividends or Dividend Equivalents have been paid or accrued, such number of Shares shall not be available for Awards unless, in the case of Shares with respect to which dividends or Dividend Equivalents were accrued but unpaid, such dividends and Dividend Equivalents are also forfeited, cancelled, exchanged or surrendered. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised.

     (b) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

     (c) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation,

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                                       -9-

spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Employees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued under the Plan, (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

     5. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee, may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such

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                                      -10-

additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Eligible Employee.

     (b) Options. The Committee is authorized to grant rights to purchase Shares ("Options"), which may be NQSOs or ISOs, to Eligible Employees on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee, and the Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

          (ii) Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Employees.

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                                      -11-

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.

     (c) SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Employees on the following terms and conditions:

          (i) Right to Payment. An SAR shall confer on the Eligible Employee to whom it is granted a right to receive, upon exercise thereof, the excess of
     (1) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, including, in the Committee's discretion, one related to an ISO, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the base reference value of the SAR as determined by the Committee as of the date of grant of the SAR (or, in the case of an SAR granted in tandem with an Option, the exercise price of the underlying Option).

          (ii) Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Employees, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, an SAR
     (1) granted in

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                                      -12-

     tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

     (d) Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Employees on the following terms and conditions:

          (i) Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Employee granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

          (ii) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions

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                                      -13-

shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

     (iii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Employee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company may retain physical possession of the certificate.

     (iv) Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

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                                      -14-

     (e) Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Employees, subject to the following terms and conditions:

          (i) Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Employee). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however,

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                                      -15-

     that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

     (f) Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Employees on the following terms and conditions:

          (i) Performance Period. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Employee to Eligible Employee and shall be based upon such performance criteria as the Committee may deem appropriate. Performance Periods may overlap and Eligible Employees may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

          (ii) Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Employee or group of Eligible


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                                      -16-

Employees with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

     (iii) Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

     (iv) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units.

          (v) Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise; commencing as soon as practicable after the end of the relevant Performance Period.

     (g) Dividend Equivalents. The Committee is authorized to grant rights to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares ("Dividend Equivalents") to Eligible Employees. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

     (h) Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Employees such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this
Section 5(h).

     6. Certain Provisions Applicable to Awards.

    (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Employees either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Employee to receive payment from the Company or any

Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, base reference value of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

     (b) Terms of Awards. The term of each Award granted to an Eligible Employee shall be for such period as may be determined by the Committee; provided. however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

     (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the race of interest to be credited with respect to such payments.

     (d) Nontransferability. Awards shall not be transferable by an Eligible Employee except (i) pursuant to a designation of Beneficiary, to take effect upon the death of the Eligible Employee, or in the absence of such a designation then by will or the laws of descent and distribution, or (ii) in the case of a NQSO or Restricted Share Award, then to a transferee permitted under the terms of the governing Award Agreement provided that such transferee agrees to be bound by the terms of such Award Agreement. Awards shall be exercisable during the lifetime of an Eligible Employee only by such Eligible Employee, his guardian or legal representative, or in the case of a NQSO or Restricted Share Award a permitted transferee described in the immediately preceding sentence. An Eligible Employee's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Employees creditors.

     7.  Limitation on Awards

     (a) Limitation on Exercise. At any time when the Shares issuable pursuant to the Plan are not included in an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), no Award may be granted if the aggregate number of Shares, which (1) are issuable pursuant to such Award, (2) are issuable pursuant to any outstanding Award previously granted under the Plan, or (3) have been issued during the twelve months preceding the date of determination pursuant to an Award granted under the Plan, shall exceed such number as would:

          (i)   have an Aggregate Offering Price greater than the higher of;

                (A) $500,000; or

                (B) 15 percent of the total assets of the Company as of the last day of its most recently completed fiscal year;

          (ii) equal 15 percent of the outstanding Shares, including Shares issuable pursuant to the exercise of outstanding options, warrants, rights or conversion of convertible securities (other than any such options, warrants, rights or convertible securities issued in reliance on Rule 701 under the Securities Act); or

          (iii) have an Aggregate Offering Price greater than $5,000,000.

     "Aggregate Offering Price" means the sum of all cash, property, notes, cancellation of debt or other consideration to be received upon the issuance of securities.

     (b) Restrictions on Transfer of Shares. Each Award granted shall provide that, unless the Shares issued pursuant thereunder have been registered under the Exchange Act, neither the Shares nor any interest in them may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with the terms, conditions and restrictions as set forth in the shareholders agreement dated as of June 1, 1994, as amended (the "Shareholders Agreement"), applicable United States federal and state securities laws or any other applicable laws or regulations and the terms and conditions hereof. Each certificate for Shares issued pursuant to an Award, unless at the time of issuance such Shares are registered under the Securities Act, shall bear the legend set forth in the Shareholders Agreement or such other legend as the Company deems appropriate. Any Person receiving Shares upon the grant or exercise of an Award shall as a condition to such grant or exercise become a party to the Shareholders Agreement.

     8.  General Provisions.

     (a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable U.S. federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any U.S. state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under U.S. federal or state law.

     (b) No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's or director's employment or service at any time.

     (c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award granted under the Plan (including from a distribution of Shares) or any payroll or other payment to an Eligible Employee, such amounts of withholding and other taxes as are due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Employees to satisfy obligations for the payment of withholding taxes and other tax obligations relating co any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Employee's tax obligations.

               (d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders within one year after such Board action if such shareholder approval is required by any U.S. federal law or regulation (including Rule 16b-3, if applicable) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Eligible Employee, no such amendment, alteration, suspension, discontinuation, or termination of any Award may impair or adversely affect the rights of such Eligible Employee under such Award.

               (e) No Rights to Awards; No Shareholder Rights. No Eligible Employee or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees and employees. No

          Award shall confer on any Eligible Employee any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Employee in accordance with the terms of the Award.

               (f) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

               (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

               (h) No Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

               (i) No Fractional Shares, No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. In the case of Awards to Eligible Employees, the Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

               (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws.

               (k) Effective Date; Plan Termination. The Plan shall become effective as of April 1, 1995, (the "Effective Date") upon approval by the Board. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date, or, if earlier, at such time as no Shares remain available for issuance pursuant to
          Section 4 and the Company has no further obligations with respect to any Award granted under the Plan.